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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 5, 2002


                               PACKAGED ICE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


              TEXAS                   333-29357                 76-0316492
 (State or other jurisdiction        (Commission              (IRS Employer
        of incorporation)            File Number)           Identification No.)



                          3535 TRAVIS STREET, SUITE 170
                               DALLAS, TEXAS 75204
                    (Address of principal executive offices)

                                 (214) 526-6740
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

         The information in the Press Release dated September 5, 2002 and attached as Exhibit 99.1 hereto is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

     99.1    Press Release dated September 5, 2002.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             PACKAGED ICE, INC.


Date: September 5, 2002                      By: /s/ STEVEN J. JANUSEK
                                                 -------------------------------
                                                 Steven J. Janusek
                                                 Chief Financial Officer




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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

  99.1                   Press Release dated September 5, 2002.